SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of Report:  July 31, 1995



                         Seafield Capital Corporation
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            (Exact name of registrant as specified in its charter)

       Missouri                   0-16946                   43-1039532
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     (State of other     (Commission File Number)        (IRS Employer
     jurisdiction of                                    Identification
     incorporation)                                         Number)


     2600 Grand Ave.  Suite 500
     P. O. Box 410949
     Kansas City,  MO                                        64141
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     (Address of principal executive offices)              (Zip code)


                               (816)  842-7000
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            (Registrant's telephone number, including area code)










Item 5.     Other Events

On July 18, 1995, Seafield Capital Corporation (Seafield) issued a news release. The text of the news release is as follows:

Seafield Capital Corporation announced today the closing of the sale of its 80% stock position in International Underwriting Services, Inc. (IUS) to Genelco Incorporated, a wholly-owned subsidiary of General American Life Insurance Company. Seafield will generate after-tax proceeds of $2.6 million, for an after-tax gain of approximately $1 million.










                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.

                                    Seafield Capital Corporation

Date: July 31, 1995                 By: /s/ Steven K. Fitzwater
                                       ------------------------
                                       Steven K. Fitzwater
                                       Vice President, Chief Accounting
                                       Officer and Secretary